UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

Equity One, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(I.R.S. Employer Identification No.)

410 Park Avenue, Suite 1220

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 796-1760

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 14, 2016, Equity One, Inc. (the “Company”) and Regency Centers Corporation (“Regency”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, the Company will merge with and into Regency, with Regency being the surviving corporation (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of Regency and the Company, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned directly by the Company or Regency and in each case not held on behalf of third parties) will be converted into the right to receive 0.45 (the “Exchange Ratio”) of a newly issued share of the common stock of Regency (the “Merger Consideration”).

In addition, at the Effective Time, (a) each option to purchase shares of Company Common Stock (“Company Stock Option”), whether vested or unvested, that is outstanding and unexercised as of immediately prior to the Effective Time will vest in full and be converted into the right to receive an amount in cash equal to the excess of (i)(x) the value of a share of common stock of Regency (“Regency Common Stock”) as of the last complete trading day prior to the closing multiplied by (y) the Exchange Ratio, over (ii) the exercise price of such Company Stock Option, (b) each award of restricted shares of Company Common Stock that is outstanding as of immediately prior to the Effective Time will be assumed by Regency and will be converted into an award of restricted shares of Regency Common Stock with respect to a number of shares of Regency Common Stock (“Regency Restricted Stock Award”) equal to the product obtained by multiplying the number of shares of Company Common Stock subject to such restricted stock award as of immediately prior to the Effective Time by the Exchange Ratio, with the Regency Restricted Stock Awards held by David Lukes, Matthew Ostrower, and Mike Makinen, the Company’s non-employee directors, and certain other key employees vesting in full and (c) each long term incentive performance award in respect of shares of Company Common Stock (each, an “LTIP Award”), that is outstanding immediately prior to the Effective Time shall vest in full (based on the actual achievement of any applicable performance goals, and without proration) and be converted into a number of fully vested shares of the Regency Common Stock equal to the product obtained by multiplying the number of shares of Company Common Stock subject to such LTIP Award as of immediately prior to the Effective Time by the Exchange Ratio. The Regency Restricted Stock Awards that do not vest as of the Effective Time will continue to have the same terms and conditions as the Company restricted stock award to which it relates, except that in the event a holder’s employment with Regency is terminated by Regency without cause, by the holder for good reason, or due to the holder’s death or disability, the Regency Restricted Stock Award will vest in full as of the date of the applicable termination.

In the Merger Agreement, Regency has agreed to take such actions as are necessary to cause three directors of the Company to become members of the board of directors of Regency (the “Regency Board of Directors”) immediately after the Effective Time.

The consummation of the Merger is subject to certain closing conditions, including (a) the approval of Company stockholders and Regency stockholders, (b) the shares of Regency Common Stock to be issued in the Merger will have been approved for listing on the New York Stock Exchange, (c) the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, (d) the receipt of certain legal opinions by the Company and Regency, (e) certain representations and warranties of the Company and of Regency being true and correct, and (f) other conditions specified in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of the Company and Regency will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

The Merger Agreement provides for certain termination rights for both Regency and the Company. Upon termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay Regency a termination fee of $150,000,000 and Regency may be required to pay the Company a termination fee of $240,000,000. In addition, if the Merger Agreement is terminated because of a failure by the Company’s stockholders to approve the Merger, the Company will be required to reimburse Regency for transaction expenses up to $45,000,000. If the Merger Agreement is terminated because of a failure by Regency’s stockholders to approve the Merger, Regency will be required to reimburse the Company for transaction expenses up to $45,000,000.

Regency and the Company each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by Regency and the Company to conduct their businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger.

On November 14, 2016, in connection with the execution of the Merger Agreement, Regency entered into a voting agreement (the “Voting Agreement”) with Gazit-Globe, Ltd. and certain of its affiliated entities (collectively, the “Gazelle Shareholders”), which collectively beneficially own approximately 34% of the outstanding Company Common Stock. The Voting Agreement provides, subject to the terms and conditions thereof, for the Gazelle Shareholders to vote their shares of Company Common Stock in favor of the transactions contemplated by the Merger Agreement.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Regency or the Company or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of Regency and the Company made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Regency and the Company in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among Regency and the Company rather than establishing matters as facts.

Item 5.02(e)	Compensatory Arrangements of Certain Officers

On November 14, 2016, the Company entered into amendments (the “Amendments”) to the employment agreements (the “Employment Agreements”) of David Lukes, Matthew Ostrower, and Mike Makinen that provide, in each case, that (i) in addition to other payments and benefits to which the applicable executive may be entitled, upon a termination without cause or a resignation for good reason, the executive will, subject to the terms and conditions of his Employment Agreement, be entitled to (A) a lump sum payment equal to 2.9x (or, for Mr. Makinen only, 2.0x) the sum of (x) the executive’s average annual bonus, if any, for the three most recently completed calendar years plus (y) the executive’s then current base salary and (B) a pro-rata portion of the executive’s target annual bonus for the calendar year in which the termination occurs; (ii) a non-renewal of the applicable Employment Agreement will be deemed a termination without cause entitling the executive to the severance described in clause (i) above; and (iii) the respective employee and consultant non-solicit covenants apply only to employees and consultants currently employed or engaged by the Company. Except as modified by the Amendments, the Employment Agreements will otherwise continue in full force and effect.

Item 8.01.	OTHER ITEMS

On November 14, 2016, the Company and Regency issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on November 14, 2016 after the announcement of the Merger, the Company provided supplemental information regarding the proposed Merger in a communication circulated to its employees. A copy of the employee communication is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, between Regency and the Company*

99.1	Joint Press Release, dated November 14, 2016

99.2	Communication to Employees

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication includes forward-looking statements. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed Merger with Regency, including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts.

These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements, including the following risks, uncertainties and other factors:

•	the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the approval of the Company’s or Regency’s stockholders or the failure to satisfy other conditions to completion of the Merger;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceeding that may be instituted against the Company and others following the announcement of the Merger;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected;

•	the risk that the Merger may not advance the combined company’s business strategy;

•	the risk that the combined company may experience difficulty integrating the Company’s employees or operations;

•	the potential diversion of the Company’s management’s attention resulting from the proposed Merger;

•	economic uncertainty or downturns in general, or in the areas where the Company’s properties are located;

•	local conditions, such as an oversupply of retail space, a reduction in demand for retail space or a change in local demographics;

•	the attractiveness of the Company’s properties to tenants and competition for tenants from other available space;

•	adverse changes in the financial condition of the Company’s tenants and ongoing consolidation within the retail sector;

•	the adverse impact of competition from new retail platforms and concepts to the Company’s existing tenants;

•	changes in the perception of retailers or shoppers regarding the safety, convenience and attractiveness of the Company’s shopping centers;

•	changes in the overall climate of the retail industry;

•	the Company’s ability to provide adequate management services and to maintain its properties;

•	increased operating costs, if these costs cannot be passed through to tenants;

•	the expense of periodically renovating, repairing and re-letting spaces;

•	the impact of increased energy costs on consumers and its consequential effect on the number of shopping visits to our properties;

•	the consequences of any armed conflict involving, or terrorist attack against, the United States.

•	greater than anticipated construction or operating costs or delays in completing development or redevelopment projects or obtaining necessary approvals therefor;

•	inflationary, deflationary and other general economic trends;

•	fluctuations in interest rates;

•	the loss of key employees or inability to identify and recruit new employees;

•	the outcome of pending or future litigation;

•	the adequacy of the Company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program;

•	the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status;

•	potential changes to tax legislation;

•	changes in demand for developed properties;

•	risks associated with the acquisition, development, expansion, leasing and management of properties;

•	the effects of losses from natural catastrophes in excess of insurance coverage;

•	the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; and

•	other factors identified in the Company’s and Regency’s filings with the Securities and Exchange Commission.

Actual results may differ materially from those projected in the forward-looking statements. The Company does not undertake to update any forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed business combination between the Company and Regency. The proposed combination will be submitted to the Company’s and Regency’s shareholders for their consideration and approval. In connection with the proposed combination, the Company and Regency will prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed Merger. This communication is not a substitute for the registration statement, proxy statement/prospectus or other document(s) that the Company and/or Regency may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND REGENCY ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, REGENCY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors may also request copies of the documents filed with the SEC by the Company by contacting the Company’s Investor Relations. Investors may also request copies of the documents filed with the SEC by Regency by contacting Regency’s Investor Relations.

Certain Information Regarding Participants

The Company, Regency and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about the Company’s directors and executive officers in its definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2016. You can find information about Regency’s directors and executive officers in its definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2016. Additional information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the registration statement, proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company or Regency as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2016	Equity One, Inc.

	By:	/s/ Aaron Kitlowski
Aaron Kitlowski Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 14, 2016, between Regency and the Company*

99.1	Joint Press Release, dated November 14, 2016

99.2	Communication to Employees

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.